UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) November 7, 2005

                         Commission File Number: 1-14222

                         SUBURBAN PROPANE PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)

              Delaware                                  22-3410353
    (State or other jurisdiction                     (I.R.S. Employer
  of incorporation or organization)                Identification No.)


                                240 Route 10 West
                           Whippany, New Jersey 07981
                                 (973) 887-5300
          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Suburban Propane, L.P. is a party to an employment agreement with Mark A. Alexander, its Chief Executive Officer (the "Employment Agreement"). On November 2, 2005, the Board of Supervisors of Suburban Propane L.P. and Suburban Propane Partners, L.P. (the "Board") approved an amendment to the Employment Agreement to provide that if any payment received by Mr. Alexander is subject to the 20% federal excise tax under Section 409A of the Internal Revenue Code ("Section 409A"), the payment will be grossed up to permit Mr. Alexander to retain a net amount on an after-tax basis equal to what he would have received had the excise tax not been payable.

On November 2, 2005, the Board approved an amendment to the Suburban Propane, L.P. Severance Protection Plan for Key Employees (the Severance Plan") to provide that if any payment under the Severance Plan subjects a participant to the 20% federal excise tax under Section 409A, the payment will be grossed up to permit such participant to retain a net amount on an after-tax basis equal to what he would have received had the excise tax not been payable.

On November 2, 2005, the Board approved amendments to the Compensation Deferral Plan of Suburban Propane Partners, L.P. and Suburban Propane, L.P. (amended and restated January 1, 2004) (the "Deferral Plan"). The principal amendments (i) provide that compensation deferrals under the Deferral Plan are no longer permitted after December 31, 2004 and (ii) eliminates participant discretion which violates Section 409A. The purpose of the amendments is to ensure that the Deferral Plan operates in compliance with Section 409A.

On November 2, 2005, the Board approved amendments to the Suburban Propane, L.P. Long Term Incentive Program (amended and restated October 1, 1999) (the "LTIP"). The principal amendments provide (i) that all previously vested amounts under the LTIP shall be distributed to participants no later than December 31, 2005;
(ii) that all future vested amounts will be distributed to plan participants within 30 days after such amounts becoming vested; and (iii) that deferrals of LTIP awards under the LTIP are no longer permitted after December 31, 2004. The purpose of the amendments is to ensure that the LTIP operates in compliance with
Section 409A.


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
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


November 7, 2005                    SUBURBAN PROPANE PARTNERS, L.P.


                                    By:     /s/ Janice G. Sokol
                                            ------------------------------------
                                    Name:   Janice G. Sokol
                                    Title:  Vice President & General Counsel











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